UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

SEMIANNUAL REPORT
November 30, 2021
T. ROWE PRICE
TOTR	Total Return ETF
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T. ROWE PRICE TOTAL RETURN ETF

HIGHLIGHTS
■	The fund produced a positive return since its inception and underperformed its benchmark but outperformed its Lipper peer group average.
■	The fund’s underweight in U.S. Treasuries weighed on relative performance amid the flight to quality late in our short reporting period.
■	We hold significant exposure to agency mortgage-backed securities (MBS). With their high quality and strong liquidity, agency MBS can also serve as a ballast for higher-yielding but less liquid credit exposures in the portfolio, such as bank loans and securitized credit.
■	While a strong growth environment should continue to support tight credit spreads, we are not looking to meaningfully add to credit risk at current rich valuation levels. While keeping our credit risk exposures somewhat defensive and well balanced, we still see value in certain credit sectors and foresee macro opportunities in global rates and currencies.
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T. ROWE PRICE TOTAL RETURN ETF

CIO Market Commentary
Dear Shareholders
Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.
In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.
Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.
A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

T. ROWE PRICE TOTAL RETURN ETF

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.
Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.
As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
Group Chief Investment Officer

T. ROWE PRICE TOTAL RETURN ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to maximize total return through income and, secondarily, capital appreciation.
FUND COMMENTARY
How did the fund perform in the past six months?
The Total Return ETF returned 0.20% (based on net asset value) and 0.28% (at market price) from its inception on September 28, 2021, through November 30, 2021. The fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, but outperformed the Lipper Core Plus Bond Funds Average. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
Since the fund began operations a little more than two months ago, the U.S.
PERFORMANCE COMPARISON

Period Ended 11/30/21	Total Return Since Inception 9/28/21

Total Return ETF (Based on Net Asset Value)	0.20%
Total Return ETF (At Market Price)*	0.28
Bloomberg U.S. Aggregate Bond Index	0.37
Lipper Core Plus Bond Funds Average	-0.12
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE TOTAL RETURN ETF

investment-grade fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, experienced an elevated amount of volatility. The U.S. Treasury yield curve flattened notably as investors increasingly believe the Fed will hike rates sooner than expected. Meanwhile, longer-term Treasury yields fell as the Federal Reserve began signaling that policy rate hikes could begin sooner than initially expected, which could hamper economic growth. Risk appetite also plummeted in late November after the discovery of the new coronavirus omicron variant, which pushed longer-dated Treasury yields lower.
As risk tolerance decreased, corporate credit spreads widened as investors rotated into less risky assets. As a result, the fund’s underweight allocation in U.S. Treasuries weighed on relative performance amid the flight to quality late in the period. However, our underweight to investment-grade corporate bonds lifted relative returns as corporate spreads widened significantly heading into the end of the period. Out-of-benchmark exposure in leveraged loans also contributed. Loans posted modest gains as investors continued to seek a hedge against rising rates and coupon income offset a modest rise in loan credit spreads. Strong collateralized loan obligation demand, a manageable supply calendar, and steady inflows contributed to supportive technical conditions for loans as well.
Overall security selection was negative for the fund, with security selection in agency mortgage-backed securities and investment-grade corporates weighing on performance. A shorter-than-benchmark duration positioning also detracted for the period.
How is the fund positioned?
Lower-yielding U.S. Treasuries and government-related securities possess large weightings in the widely used Bloomberg U.S. Aggregate Bond Index, exposing investors to increased interest rate risk. Additionally, investment-grade corporate bonds are the dominant source of credit spread risk in the benchmark. Unlike the benchmark and peers, the Total Return ETF aims to allocate risk more evenly across a broader opportunity set to construct a diversified portfolio that looks to deliver more stable and efficient returns throughout market cycles. The fund also integrates in-depth fundamental analysis (including environmental, social, and governance) with quantitative and macroeconomic inputs to fully leverage T. Rowe Price’s expansive global research platform.
The fund aims to provide a differentiated approach to portfolio construction—with a focus on balance—while emphasizing a yield premium versus the benchmark. As a result, we generally favored higher-yielding, lower-duration credit sectors as we built the portfolio over the first two months

T. ROWE PRICE TOTAL RETURN ETF

CREDIT QUALITY DIVERSIFICATION
U.S. Government Agency Securities*	31%
U.S. Treasury Securities**	24
AAA	2
AA	5
A	8
BBB	18
BB and Below	29
Not Rated	3
Reserves	-20
Total	100%
Based on net assets as of 11/30/21.
*U.S. government agency securities are issued or guaranteed by a U.S. government agency and may include conventional pass-through securities and collateralized mortgage obligations; unlike Treasuries, government agency securities are not issued directly by the U.S. government and are generally unrated but may have credit support from the U.S. Treasury (e.g., FHLMC and FNMA issues) or a direct government guarantee (e.g., GNMA issues). Therefore, this category may include rated and unrated securities.
**U.S. Treasury securities are issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. The ratings of U.S. Treasury securities are derived from the ratings on the U.S. governments.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s, Standard & Poor’s, and Fitch and are converted to the Standard & Poor’s nomenclature. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price uses the rating of the underlying investment vehicle to determine the creditworthiness of credit default swaps. The fund is not rated by any agency.

T. ROWE PRICE TOTAL RETURN ETF

of operations. Examples included holding out-of-benchmark exposure to leveraged loans, collateralized loan obligations, high yield corporate credit, and non-agency mortgage-backed securities while underweighting investment-grade corporate bonds.
We also hold significant exposure to agency MBS. With their high quality and strong liquidity, agency MBS can also serve as a ballast for higher-yielding but less liquid credit exposures in the portfolio, such as bank loans and securitized credit.
In response to the rapidly changing market environment with the discovery of the omicron variant, we increased the fund’s duration position relative to the benchmark and ended the period close to a neutral.
What is portfolio management’s outlook?
Volatility has increased recently, disrupting the relatively smooth ride that credit investors enjoyed for much of the past year. Massive monetary stimulus provided abundant financial liquidity, unprecedented fiscal stimulus bolstered consumer spending, corporations benefited from easy earnings comparisons versus early 2020, and the rapid vaccine rollout boosted investor confidence. We believe the coming year will be one of transition as policy support fades. The path of inflation and the Fed’s response to it will be the key indicator to watch heading into 2022.
While the path ahead grows more precarious and valuations remain uninspiring, this is balanced with a strong fundamental picture, supportive market technicals, and a constructive macroeconomic backdrop. We believe that supply chain bottlenecks and labor-market shortfalls should begin to gradually ease, which is positive for sustaining economic growth.
Any policy missteps by the Fed, such as tightening policy more quickly in the face of a cloudier economic outlook, could lead to increased levels of market volatility. However, bouts of volatility should also provide tactical opportunities, particularly given the strong growth environment. Credit spreads have widened somewhat but remain near the tighter end of their longer-term range, but strong corporate and consumer balance sheets and solid corporate earnings growth should provide support from a fundamental perspective.
While a strong growth environment should continue to support tight spreads, we are not looking to meaningfully add to credit risk exposures at current rich valuation levels. While keeping our credit risk exposures somewhat defensive and well balanced, we are focusing on areas we view as relatively attractive and foresee macro opportunities in global rates and currencies as global central

T. ROWE PRICE TOTAL RETURN ETF

banks follow divergent paths. And, as always, we will continue to rely on our sector teams to build concentrated positions in their highest-conviction security ideas and identify bonds whose prices are dislocated from fundamentals.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE TOTAL RETURN ETF

RISK OF BOND INVESTING
All investments are subject to market risk, including possible loss of principal. The fund is subject to the risks of fixed income investing, including interest rate risk and credit risk. Interest rate risk is the decline in bond prices that accompanies a rise in the overall level of interest rates. Credit risk is the chance that any of the fund’s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price.
Because a significant portion of the fund’s investments may be rated below investment grade, the fund is exposed to greater volatility and credit risk than if it invested mainly in investment-grade bonds. High yield bond and loan issuers are usually not as strong financially as investment-grade bond issuers and, therefore, are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies carry a higher risk of default and should be considered speculative.
Investments in foreign bonds are subject to special risks, including potentially adverse overseas political and economic developments, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar. Investments in emerging markets are subject to the risk of abrupt and severe price declines.
BENCHMARK INFORMATION
Note: Bloomberg® and the Bloomberg U.S. Aggregate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.
Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

T. ROWE PRICE TOTAL RETURN ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 11/30/21	Since Inception 9/28/21
Total Return ETF (Based on Net Asset Value)	0.20%*
Total Return ETF (At Market Price)	0.28*
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
*Returns for periods of less than one year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Total Return ETF	0.31%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE TOTAL RETURN ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE TOTAL RETURN ETF

FUND EXPENSE EXAMPLE (continued)
T. Rowe Price Total Return ETF
	Beginning Account Value 9/29/21[1]	Ending Account Value 11/30/21	Expenses Paid During Period 9/29/21 to 11/30/21[1,2]
Actual	$1,000.00	$1,002.00	$0.54
	6/1/21[1]	11/30/21	6/1/21 to 11/30/21[1,3]
Hypothetical (assumes 5% return before expenses)	1,000.00	1,023.51	1.57

[1]	The actual expense example is based on the period since the fund’s start of operations on 9/29/21, one day after inception; the hypothetical expense example is based on the half-year period beginning 6/1/21, as required by the Securities and Exchange Commission.
[2]	Expenses are equal to the fund’s annualized expense ratio for the period (0.31%), multiplied by the average account value over the period, multiplied by the number of days in the period 63, and divided by the days in the year (365) since the fund’s start of operations.
[3]	Expenses are equal to the fund’s annualized expense ratio for the period (0.31%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TOTAL RETURN ETF

QUARTER-END RETURNS
Period Ended 9/30/21	Since Inception 9/28/21
Total Return ETF (Based on Net Asset Value)	0.06%*
Total Return ETF (At Market Price)	0.18*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than one year are not annualized.

T. ROWE PRICE TOTAL RETURN ETF

Unaudited
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

9/28/21(1) Through
11/30/21
NET ASSET VALUE
Beginning of period	$ 50.00
Investment activities
Net investment income(2) (3)	0.17
Net realized and unrealized gain/loss	(0.03)
Total from investment activities	0.14
Distributions
Net Investment Income	(0.14)
NET ASSET VALUE
End of period	$ 50.00
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	0.20%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.31%(5)
Net expenses after waivers/payments by Price Associates	0.31%(5)
Net investment income	1.97%(5)
Portfolio turnover rate(6)	122.0%
Portfolio turnover rate, excluding mortgage dollar roll transactions	13.7%
Net assets, end of period (in thousands)	$ 21,251

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	See Note 4. The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

November 30, 2021 (Unaudited)
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
ASSET-BACKED SECURITIES 13.1%
Car Loan 0.5%
Santander Consumer Auto Receivables Trust, Series 2021-CA, Class B, 1.44%, 4/17/28 (1)	106	107
		107
Other Asset-Backed Securities 11.3%
CIFC Funding, Series 2019-5A, CLO, 2.282%, 1/15/35 (1)	250	250
DB Master Finance, Series 2021-1A, Class A2II, 2.493%, 11/20/51 (1)	100	99
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51 (1)	80	79
FOCUS Brands Funding, Series 2017-1A, 5.093%, 4/30/47 (1)	148	157
Hardee's Funding, Series 2021-1A, Class A2, 2.865%, 6/20/51 (1)	200	194
Hilton Grand Vacations Trust, Series 2020-AA, Class C, 6.42%, 2/25/39 (1)	177	194
KKR, Series 13, Class B1R, CLO, FRN, 3M USD LIBOR + 1.15%, 1.272%, 1/16/28 (1)	250	249
MVW, Series 2021-1WA, Class C, 1.94%, 1/22/41 (1)	87	86
New Economy Assets Phase 1 Sponsor, Series 2021-GA, Class B1, 2.41%, 10/20/61 (1)	100	100
Symphony Static, Series 2021-1A, Class C, CLO, FRN, 3M USD LIBOR + 1.85%, 1.979%, 10/25/29 (1)	250	249
Taconic Park, Series 2016-1A, Class BR, CLO, FRN, 3M USD LIBOR + 1.90%, 2.031%, 1/20/29 (1)	250	250
Wellfleet, Series 2017-2A, Class A1R, CLO, FRN, 3M USD LIBOR + 1.06%, 1.192%, 10/20/29 (1)	250	250
Wellfleet, Series 2021-3A, Class B, CLO, FRN, 3M USD LIBOR + 1.80%, 1.933%, 1/15/35 (1)	250	250
		2,407
Student Loan 1.3%
Navient Private Education Refi Loan Trust, Series 2019-GA, 2.40%, 10/15/68 (1)	62	63

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
SMB Private Education Loan Trust, Series 2020-A, Class B, 3.00%, 8/15/45 (1)	195	200
		263
Total Asset-Backed Securities (Cost $2,788)		2,777
BANK LOANS 14.2% (2)
FINANCIAL INSTITUTIONS 1.4%
Brokerage Asset Managers Exchanges 0.2%
Deerfield Dakota Holding, FRN, 1M USD LIBOR + 3.75%, 4.75%, 4/9/27	25	25
Deerfield Dakota Holding, FRN, 1M USD LIBOR + 6.75%, 7.50%, 4/7/28	10	10
Fiserv Investment Solutions, FRN, 1M USD LIBOR + 4.09%, 4.094%, 2/18/27	15	15
		50
Insurance 1.2%
Alliant Holdings Intermediate, FRN, 3M USD LIBOR + 3.50%, 4.00%, 11/6/27	25	25
Asurion, FRN, 1M USD LIBOR + 3.342%, 12/23/26 (3)	35	34
Asurion, FRN, 1M USD LIBOR + 5.344%, 1/31/28 (3)	20	20
Asurion, FRN, 1M USD LIBOR + 5.343%, 1/20/29 (3)	70	69
Hub International, FRN, 3M USD LIBOR + 2.75%, 2.842%, 4/25/25	15	15
Hub International, FRN, 3M USD LIBOR + 3.25%, 4.00%, 4/25/25	65	64
Ryan Specialty Group, FRN, 1M USD LIBOR + 3.00%, 3.75%, 9/1/27	20	20
		247
Total Financial Institutions		297
INDUSTRIAL 12.6%
Basic Industry 0.1%
ASP Chromaflo Intermediate Holdings, FRN, 3M USD LIBOR + 4.50%, 4.50%, 11/20/23	9	9

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
ASP Chromaflo Intermediate Holdings, FRN, 3M USD LIBOR + 4.50%, 4.50%, 11/20/23	11	11
		20
Capital Goods 1.4%
Apex Tool Group, FRN, 1M USD LIBOR + 5.50%, 6.75%, 8/1/24	20	20
Charter Next Generation, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/1/27	45	45
Dynasty Acquisition, FRN, 3M USD LIBOR + 3.50%, 3.589%, 4/6/26	16	16
Dynasty Acquisition, FRN, 3M USD LIBOR + 3.50%, 3.589%, 4/6/26	9	8
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 6.50%, 7.25%, 5/21/29	30	30
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 6.00%, 6.75%, 5/21/29	20	20
Filtration Group, FRN, 3M USD LIBOR +3.131%, 3/29/25 (3)	20	19
Filtration Group, FRN, 1M USD LIBOR + 3.50%, 4.00%, 10/21/28	25	25
Madison IAQ, FRN, 6M USD LIBOR + 3.25%, 3.75%, 6/21/28	20	20
Pro Mach Group, FRN, 3M USD LIBOR + 4.00%, 5.00%, 8/31/28	20	20
Pro Mach Group, FRN, 3M USD LIBOR + 5.00%, 5.00%, 8/31/28	5	5
Vertical U.S. Newco, FRN, 1M USD LIBOR + 4.00%, 4.00%, 7/30/27	30	30
Watlow Electric Manufacturing, FRN, 3M USD LIBOR + 4.00%, 4.50%, 3/2/28	25	25
Welbilt, FRN, 1M USD LIBOR + 2.50%, 2.625%, 10/23/25	10	10
		293
Communications 0.9%
CCI Buyer, FRN, 1M USD LIBOR + 4.75%, 12/17/27 (3)	20	20
Clear Channel Outdoor Holdings, FRN, 1M USD LIBOR + 3.592%, 8/21/26 (3)	30	29
Eagle Broadband Investments, FRN, 3M USD LIBOR + 3.00%, 3.75%, 11/12/27	20	20

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 4.75%, 11/27/23 (3)	30	30
Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 5.75%, 10/13/22 (3)	5	5
Intelsat Jackson Holdings, 6.625%, 1/2/24 (3)	10	10
Intelsat Jackson Holdings, FRN, 3M USD LIBOR + 5.50%, 1/2/24 (3)	20	20
MH Sub I, FRN, 1M USD LIBOR + 3.75%, 4.75%, 9/13/24	45	45
MH Sub I, FRN, 1M USD LIBOR + 6.25%, 6.342%, 2/12/29	15	15
		194
Consumer Cyclical 2.4%
Albion Financing 3 SARL USD Term Loan, FRN, 1M USD LIBOR + 0.00%, 8/17/26 (3)	25	25
Caesars Resort Collection, FRN, 1M USD LIBOR + 2.75%, 2.879%, 12/23/24	10	10
Caesars Resort Collection, FRN, 1M USD LIBOR + 3.50%, 4.593%, 7/21/25	10	10
CNT Holdings l, FRN, 1M USD LIBOR + 4.50%, 4.50%, 11/8/27	15	15
CNT Holdings l, FRN, 3M USD LIBOR + 6.75%, 7.50%, 11/6/28	15	15
Delta 2, FRN, 1M USD LIBOR + 2.50%, 3.50%, 2/1/24	50	49
ECI Macola, FRN, 1M USD LIBOR + 4.50%, 11/9/27 (3)	15	15
EG Finco, FRN, 3M EURIBOR + 7.00%, 4/10/27 (EUR) (3)	35	40
Four Seasons Hotels, FRN, 1M USD LIBOR + 2.00%, 2.131%, 11/30/23	10	10
IRB Holdings, FRN, 3M USD LIBOR + 3.25%, 4.25%, 12/15/27	25	25
K-Mac Holdings, FRN, 1M USD LIBOR + 7.25%, 7.25%, 7/30/29	10	10
PetSmart, FRN, 3M USD LIBOR + 3.75%, 4.50%, 2/11/28	30	30
Raptor Acquisition, FRN, 1M USD LIBOR + 4.75%, 11/1/26 (3)	5	5
Scientific Games International, FRN, 1M USD LIBOR + 2.83%, 8/14/24 (3)	15	15
SeaWorld Parks & Entertainment, FRN, 1M USD LIBOR + 3.00%, 3.50%, 8/25/28	30	30
Shutterfly, FRN, 1M USD LIBOR + 5.75%, 5.75%, 9/25/26	20	19

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Staples, FRN, 3M USD LIBOR + 5.00%, 5.124%, 4/16/26	15	14
Tacala Investment, FRN, 1M USD LIBOR + 3.50%, 4.50%, 2/5/27	20	20
Tenneco Investment, FRN, 1M USD LIBOR + 3.00%, 3.133%, 10/1/25	15	15
UFC Holdings, FRN, 6M USD LIBOR + 2.75%, 3.50%, 4/29/26	49	49
Williams Morris Endeavor Entertainment, FRN, 1M USD LIBOR + 2.75%, 2.91%, 5/18/25	25	24
Woof Holdings, FRN, 3M USD LIBOR + 3.75%, 4.50%, 12/21/27	15	15
Woof Holdings, FRN, 1M USD LIBOR + 8.00%, 8.00%, 12/21/28 (3)	50	50
		510
Consumer Non-Cyclical 2.6%
ADMI, FRN, 1M USD LIBOR + 3.38%, 3.75%, 12/23/27	30	29
ADMI, FRN, 1M USD LIBOR + 3.50%, 4.25%, 12/23/27	15	15
Cano Health, FRN, 3M USD LIBOR + 4.50%, 5.25%, 11/23/27	15	15
Curia Global, FRN, 3M USD LIBOR + 3.75%, 4.50%, 8/30/26	25	25
Gainwell Acquisition, FRN, 3M USD LIBOR + 4.00%, 4.75%, 10/1/27	59	60
Heartland Dental, FRN, 1M USD LIBOR + 3.50%, 3.882%, 4/30/25	15	14
Heartland Dental, FRN, 1M USD LIBOR + 4.00%, 4.091%, 4/30/25	20	20
ICON Luxembourg, FRN, 3M USD LIBOR + 2.50%, 3.00%, 7/3/28	8	8
ICON Luxembourg, FRN, 3M USD LIBOR + 2.50%, 3.00%, 7/3/28	2	2
Maravai Intermediate Holdings, FRN, 1M USD LIBOR + 3.75%, 5.25%, 10/19/27	25	25
Medline Industries, FRN, 1M USD LIBOR + 3.75%, 10/23/28 (3)	40	40
Option Care Health, FRN, 1M USD LIBOR +3.25%, 10/27/28 (3)	25	25
Organon, FRN, 3M USD LIBOR + 3.00%, 3.50%, 6/2/28	15	15
Parexel International, FRN, 1M USD LIBOR + 4.00%, 11/15/28 (3)	15	15

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Parexel International Corporation, FRN, 1M USD LIBOR, 11/15/29 (3)	20	20
Pathway Vet Alliance, FRN, 1M USD LIBOR + 3.75%, 3.844%, 3/31/27	75	74
Pearl Intermediate Parent, FRN, 1M USD LIBOR + 3.25%, 6.408%, 2/13/26	25	25
PetVet Care Centers, FRN, 1M USD LIBOR + 3.50%, 4.25%, 2/14/25	60	60
PetVet Care Centers, FRN, 1M USD LIBOR + 3.25%, 3.40%, 2/14/25	10	10
Sunshine Luxembourg VII, FRN, 3M USD LIBOR + 3.75%, 4.50%, 10/1/26	40	39
Surgery Center Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 8/31/26	10	10
		546
Energy 0.4%
BCP Raptor, FRN, 1M USD LIBOR + 4.25%, 5.25%, 6/24/24	20	20
BCP Raptor ll, FRN, 3M USD LIBOR + 4.895%, 4.895%, 11/3/25	20	20
Citgo Holding, FRN, 3M USD LIBOR + 7.00%, 8.00%, 8/1/23	10	10
Lucid Energy Group II Borrower, FRN, 1M USD LIBOR + 4.00%, 4.00%, 2/18/25	10	10
Navitas Midstream Midland Basin, FRN, 1M USD LIBOR + 4.00%, 5.50%, 12/13/24	20	20
Prairie ECI Acquiror, FRN, 1M USD LIBOR + 4.75%, 4.905%, 3/11/26	15	14
		94
Industrial Other 0.1%
Pike, FRN, 1M USD LIBOR + 3.00%, 3.093%, 1/21/28	20	20
		20
Technology 4.2%
Applied Systems, FRN, 3M USD LIBOR + 3.25%, 3.75%, 9/19/24	30	30
Applied Systems, FRN, 3M USD LIBOR + 5.50%, 6.25%, 9/19/25	35	35

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Ascend Learning, FRN, 1M USD LIBOR + 3.00%, 4.00%, 7/12/24	20	20
Ascend Learning, FRN, 1M USD LIBOR + 3.75%, 4.75%, 7/12/24	5	5
Ascend Learning, FRN, 1M USD LIBOR + 6.25%, 6.25%, 12/10/29 (3)	45	45
Ascend Learning, FRN, 1M USD LIBOR + 4.00%, 12/11/28 (3)	35	35
athenahealth, FRN, 3M USD LIBOR + 4.25%, 4.339%, 2/11/26	15	15
Camelot U.S.Acquisition, FRN, 1M USD LIBOR + 4.00%, 10/30/26 (3)	10	10
Camelot U.S.Acquisition, FRN, 1M USD LIBOR + 3.094%, 10/30/26 (3)	5	5
Cologix Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 5/1/28	25	25
CommerceHub, FRN, 3M USD LIBOR + 4.00%, 4.75%, 12/2/27	5	5
CommerceHub, FRN, 1M USD LIBOR + 7.75%, 7.75%, 12/29/28	25	25
CoreLogic, FRN, 1M USD LIBOR + 3.50%, 4.00%, 6/2/28	30	29
CoreLogic, FRN, 1M USD LIBOR + 6.50%, 7.00%, 6/4/29	30	30
Cvent, FRN, 1M USD LIBOR + 3.75%, 4.75%, 11/29/24	10	10
Ellucian, FRN, 1M USD LIBOR + 4.00%, 10/7/27 (3)	65	65
Epicor Software, FRN, 1M USD LIBOR + 4.00%, 7/30/27 (3)	30	30
Epicor Software, FRN, 1M USD LIBOR + 8.75%, 7/31/28 (3)	25	25
Hyland Software, FRN, 1M USD LIBOR + 3.50%, 4.25%, 7/1/24	35	35
Hyland Software, FRN, 1M USD LIBOR + 7.00%, 7.00%, 7/7/25	25	25
Instructure Holdings, FRN, 1M USD LIBOR + 2.75%, 3.25%, 10/30/28	25	25
Loyalty Ventures, FRN, 1M USD LIBOR + 5.00%, 11/3/27 (3)	25	25
Peraton, FRN, 1M USD LIBOR + 4.50%, 4.50%, 2/1/28	25	25
Peraton, FRN, 1M USD LIBOR + 7.75%, 8.50%, 2/1/29	20	20
RealPage, FRN, 1M USD LIBOR + 3.25%, 3.75%, 4/24/28	20	20
RealPage, FRN, 1M USD LIBOR + 6.50%, 7.25%, 4/23/29	30	30
Solera, FRN, 6M USD LIBOR + 4.00%, 4.50%, 6/2/28	10	10

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
UKG, FRN, 3M USD LIBOR + 3.25%, 4.00%, 5/4/26	44	44
UKG, FRN, 3M USD LIBOR + 6.75%, 7.50%, 5/3/27	40	40
UKG, FRN, 1M USD LIBOR + 3.75%, 3.75%, 5/4/26	25	25
UKG, FRN, 1M USD LIBOR + 5.75%, 5.75%, 5/3/27	75	75
Verscend Holding, FRN, 1M USD LIBOR + 4.00%, 4.094%, 8/27/25	30	30
Waystar, FRN, 1M USD LIBOR + 4.00%, 4.093%, 10/22/26	25	25
		898
Transportation 0.5%
AAdvantage Loyalty IP, FRN, 3M USD LIBOR + 4.75%, 5.50%, 4/20/28	25	25
Air Canada, FRN, 3M USD LIBOR + 3.50%, 4.25%, 8/11/28	10	10
Mileage Plus Holdings, FRN, 3M USD LIBOR + 5.25%, 6.25%, 6/21/27	40	42
SkyMiles IP, FRN, 3M USD LIBOR + 3.75%, 4.75%, 10/20/27	15	16
United Airlines, FRN, 3M USD LIBOR + 3.75%, 4.50%, 4/21/28	20	20
		113
Total Industrial		2,688
UTILITY 0.2%
Electric 0.2%
Exgen Renewables IV, FRN, 3M USD LIBOR + 2.50%, 3.50%, 12/15/27	15	15
PG&E, FRN, 3M USD LIBOR + 3.00%, 3.50%, 6/23/25	25	25
		40
Total Utility		40
Total Bank Loans (Cost $3,048)		3,025
CONVERTIBLE PREFERRED STOCKS 0.4%
INDUSTRIAL 0.3%
Communications 0.1
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (1)	—	25
		25

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Consumer Non-Cyclical 0.2
Avantor, Series A, 6.25%, 5/15/22	—	18
Danaher, Series B, 5.00%, 4/15/23	—	29
		47
Total Industrial		72
UTILITY 0.1%
Electric 0.1
NextEra Energy, 5.279%, 3/1/23	1	19
		19
Total Utility		19
Total Convertible Preferred Stocks (Cost $92)		91
CORPORATE BONDS 20.5%
FINANCIAL INSTITUTIONS 3.5%
Banking 1.8%
Bancolombia, VR, 4.625%, 12/18/29 (4)	200	199
Bank of America, VR, 1.898%, 7/23/31 (4)	60	57
Capital One Financial, VR, 2.359%, 7/29/32 (4)	20	19
JPMorgan Chase, VR, 1.953%, 2/4/32 (4)	60	58
Wells Fargo, VR, 2.572%, 2/11/31 (4)	30	30
Wells Fargo, VR, 5.013%, 4/4/51 (4)	20	28
		391
Brokerage Asset Managers Exchanges 0.1%
Intercontinental Exchange, 2.10%, 6/15/30	20	20
		20
Finance Companies 0.4%
Avolon Holdings Funding, 2.528%, 11/18/27 (1)	60	58
Navient, 7.25%, 9/25/23	15	16
		74

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Financial Other 0.3%
Howard Hughes, 4.125%, 2/1/29 (1)	20	20
Howard Hughes, 5.375%, 8/1/28 (1)	20	21
PRA Group, 7.375%, 9/1/25 (1)	15	16
		57
Insurance 0.5%
Acrisure, 10.125%, 8/1/26 (1)	20	22
AmWINS Group, 4.875%, 6/30/29 (1)	5	5
Centene, 4.625%, 12/15/29	15	16
Enact Holdings, 6.50%, 8/15/25 (1)	20	22
HUB International, 5.625%, 12/1/29 (1)	15	15
HUB International, 7.00%, 5/1/26 (1)	15	15
MGIC Investment, 5.25%, 8/15/28	5	5
Molina Healthcare, 4.375%, 6/15/28 (1)	10	10
		110
Real Estate Investment Trusts 0.4%
American Campus Communities Operating Partnership, 2.25%, 1/15/29	30	30
Brixmor Operating Partnership, 3.90%, 3/15/27	25	27
Federal Realty Investment Trust, 3.50%, 6/1/30	20	21
		78
Total Financial Institutions		730
INDUSTRIAL 16.6%
Basic Industry 1.5%
ABJA Investment, 5.45%, 1/24/28	200	215
Arconic, 6.125%, 2/15/28 (1)	15	16
Big River Steel, 6.625%, 1/31/29 (1)	5	5
Freeport-McMoRan, 5.40%, 11/14/34	5	6
GPD, 10.125%, 4/1/26 (1)	15	16
Hudbay Minerals, 6.125%, 4/1/29 (1)	15	15
Joseph T Ryerson & Son, 8.50%, 8/1/28 (1)	10	11

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Methanex, 5.125%, 10/15/27	15	16
TMS International, 6.25%, 4/15/29 (1)	20	20
		320
Capital Goods 1.3%
Apex Tool Group, 9.00%, 2/15/23 (1)	10	10
Madison IAQ, 5.875%, 6/30/29 (1)	20	19
Mauser Packaging Solutions Holding, 8.50%, 4/15/24 (1)	20	21
New Enterprise Stone & Lime, 5.25%, 7/15/28 (1)	5	5
Roller Bearing of America, 4.375%, 10/15/29 (1)	6	6
TransDigm, 7.50%, 3/15/27	5	5
TransDigm, 8.00%, 12/15/25 (1)	10	11
Vertical Holdco, 7.625%, 7/15/28 (1)	200	208
		285
Communications 3.6%
AT&T, 2.55%, 12/1/33	60	58
CCO Holdings, 4.25%, 2/1/31 (1)	10	10
CCO Holdings, 5.125%, 5/1/27 (1)	10	10
CCO Holdings, 5.375%, 6/1/29 (1)	25	26
Charter Communications Operating, 4.20%, 3/15/28	55	60
Clear Channel Outdoor Holdings, 7.50%, 6/1/29 (1)	10	10
Clear Channel Outdoor Holdings, 7.75%, 4/15/28 (1)	20	21
Comcast, 2.887%, 11/1/51 (1)	60	59
DISH DBS, 5.25%, 12/1/26 (1)	10	10
DISH DBS, 5.75%, 12/1/28 (1)	15	15
GCI, 4.75%, 10/15/28 (1)	10	10
Globo Comunicacao e Participacoes, 4.875%, 1/22/30	200	190
iHeartCommunications, 8.375%, 5/1/27	25	26
Intelsat Jackson Holdings, 9.50%, 9/30/22 (1)	10	12
Midas Opco Holdings, 5.625%, 8/15/29 (1)	10	10
Netflix, 6.375%, 5/15/29	25	31
Sirius XM Radio, 4.00%, 7/15/28 (1)	15	15
Sprint, 7.625%, 2/15/25	10	11

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Sprint, 7.625%, 3/1/26	10	12
T-Mobile USA, 3.875%, 4/15/30	55	60
Townsquare Media, 6.875%, 2/1/26 (1)	30	31
Univision Communications, 9.50%, 5/1/25 (1)	10	11
Verizon Communications, 2.987%, 10/30/56	60	58
		756
Consumer Cyclical 3.8%
Caesars Entertainment, 4.625%, 10/15/29 (1)	5	5
Caesars Entertainment, 8.125%, 7/1/27 (1)	30	33
Carnival, 5.75%, 3/1/27 (1)	12	12
Carnival, 7.625%, 3/1/26 (1)	10	10
Carnival, 9.875%, 8/1/27 (1)	15	17
CCM Merger, 6.375%, 5/1/26 (1)	15	16
Cedar Fair, 6.50%, 10/1/28	20	21
Cedar Fair LP, 5.25%, 7/15/29	7	7
Clarios Global, 8.50%, 5/15/27 (1)	30	32
Cushman & Wakefield US Borrower, 6.75%, 5/15/28 (1)	20	21
Dave & Buster's, 7.625%, 11/1/25 (1)	18	19
Ford Motor, 6.625%, 10/1/28	10	12
Ford Motor, 9.00%, 4/22/25	20	24
Ford Motor, 9.625%, 4/22/30	10	14
General Motors Financial, 4.30%, 7/13/25	55	59
Goodyear Tire & Rubber, 5.00%, 7/15/29 (1)	15	16
Goodyear Tire & Rubber, 5.25%, 7/15/31 (1)	10	10
L Brands, 6.625%, 10/1/30 (1)	15	17
L Brands, 6.75%, 7/1/36	10	12
L Brands, 6.95%, 3/1/33	10	11
L Brands, 9.375%, 7/1/25 (1)	10	12
Life Time, 5.75%, 1/15/26 (1)	10	10
Marriott International, 2.85%, 4/15/31	60	60
Meritor, 6.25%, 6/1/25 (1)	5	5
MGM Growth Properties Operating Partnership, 5.75%, 2/1/27	5	6
Peninsula Pacific Entertainment, 8.50%, 11/15/27 (1)	30	32

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Photo Holdings Merger Sub, 8.50%, 10/1/26 (1)	10	10
QVC, 4.375%, 3/15/23	55	57
Ross Stores, 1.875%, 4/15/31	60	58
Royal Caribbean Cruises, 5.50%, 8/31/26 (1)	30	29
Royal Caribbean Cruises, 5.50%, 4/1/28 (1)	10	10
Royal Caribbean Cruises, 10.875%, 6/1/23 (1)	5	5
Scientific Games International, 7.25%, 11/15/29 (1)	15	17
Scientific Games International, 8.25%, 3/15/26 (1)	10	11
SeaWorld Parks & Entertainment, 5.25%, 8/15/29 (1)	34	34
Staples, 7.50%, 4/15/26 (1)	10	10
Staples, 10.75%, 4/15/27 (1)	20	18
Tenneco, 5.00%, 7/15/26	10	10
Tenneco, 5.125%, 4/15/29 (1)	5	5
Tenneco, 7.875%, 1/15/29 (1)	22	24
Wolverine World Wide, 4.00%, 8/15/29 (1)	25	24
		815
Consumer Non-Cyclical 2.5%
AbbVie, 4.25%, 11/21/49	50	60
Albertsons, 4.875%, 2/15/30 (1)	10	11
Albertsons, 5.875%, 2/15/28 (1)	5	5
Avantor Funding, 4.625%, 7/15/28 (1)	10	10
BAT Capital, 4.70%, 4/2/27	50	55
Bausch Health, 4.875%, 6/1/28 (1)	5	5
Bausch Health, 7.25%, 5/30/29 (1)	5	5
Bausch Health Americas, 8.50%, 1/31/27 (1)	20	21
Bausch Health Americas, 9.25%, 4/1/26 (1)	15	16
Becton Dickinson & Company, 3.794%, 5/20/50	50	57
Cano Health, 6.25%, 10/1/28 (1)	20	20
CHS, 6.875%, 4/1/28 (1)	5	5
CHS, 6.875%, 4/15/29 (1)	10	10
CHS, 8.00%, 12/15/27 (1)	15	16
CVS Health, 4.25%, 4/1/50	50	61
Hadrian Merger Sub, 8.50%, 5/1/26 (1)	15	15

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Legacy LifePoint Health, 6.75%, 4/15/25 (1)	15	15
Mozart Debt Merger Sub, 5.25%, 10/1/29 (1)	20	20
Ortho-Clinical Diagnostics, 7.25%, 2/1/28 (1)	5	5
PerkinElmer, 1.90%, 9/15/28	40	39
RegionalCare Hospital Partners Holdings, 9.75%, 12/1/26 (1)	15	16
Surgery Center Holdings, 10.00%, 4/15/27 (1)	25	27
Tenet Healthcare, 6.125%, 10/1/28 (1)	15	15
Tenet Healthcare, 6.875%, 11/15/31	10	11
Tenet Healthcare, 7.50%, 4/1/25 (1)	10	10
		530
Energy 2.9%
Cheniere Energy, 4.25%, 3/15/45	15	13
Cheniere Energy Partners, 3.25%, 1/31/32 (1)	5	5
Chesapeake Energy, 5.50%, 2/1/26 (1)	5	5
Chesapeake Energy, 5.875%, 2/1/29 (1)	5	5
Continental Resources, 4.90%, 6/1/44	10	11
DCP Midstream Operating, 8.125%, 8/16/30	15	20
Endeavor Energy Resources, 6.625%, 7/15/25 (1)	10	11
Energy Transfer, 4.95%, 6/15/28	50	56
Hess, 7.125%, 3/15/33	5	7
Hess, 7.30%, 8/15/31	5	7
Hess, 7.875%, 10/1/29	5	7
Hilcorp Energy, 5.75%, 2/1/29 (1)	5	5
Hilcorp Energy, 6.00%, 2/1/31 (1)	5	5
Leviathan Bond, 6.125%, 6/30/25 (1)	200	210
Magnolia Oil & Gas Operating, 6.00%, 8/1/26 (1)	15	15
NGL Energy Operating, 7.50%, 2/1/26 (1)	10	10
NuStar Logistics, 5.75%, 10/1/25	15	16
NuStar Logistics, 6.00%, 6/1/26	15	16
Occidental Petroleum, 7.50%, 5/1/31	5	6
Occidental Petroleum, 8.00%, 7/15/25	15	17
Occidental Petroleum, 8.50%, 7/15/27	10	12
Occidental Petroleum, 8.875%, 7/15/30	15	20

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Tallgrass Energy Partners, 6.00%, 3/1/27 (1)	15	15
Tallgrass Energy Partners, 7.50%, 10/1/25 (1)	10	11
Targa Resources, 4.00%, 1/15/32 (1)	5	5
Targa Resources, 4.875%, 2/1/31 (1)	10	11
Targa Resources, 6.875%, 1/15/29	10	11
Venture Global Calcasieu, 3.875%, 11/1/33 (1)	35	35
Williams, 2.60%, 3/15/31	40	39
		606
Industrial Other 0.0%
Pike, 5.50%, 9/1/28 (1)	10	10
		10
Technology 0.5%
CDW, 2.67%, 12/1/26	10	10
Clarivate Science Holdings, 4.875%, 7/1/29 (1)	5	5
NXP, 3.25%, 5/11/41 (1)	55	56
Presidio Holdings, 8.25%, 2/1/28 (1)	15	16
Sabre global, 9.25%, 4/15/25 (1)	10	11
Verscend Escrow, 9.75%, 8/15/26 (1)	10	10
		108
Transportation 0.5%
American Airlines, 5.50%, 4/20/26 (1)	10	10
American Airlines, 5.75%, 4/20/29 (1)	15	16
American Airlines, 11.75%, 7/15/25 (1)	25	30
Mileage Plus Holdings, 6.50%, 6/20/27 (1)	15	16
United Airlines, 4.625%, 4/15/29 (1)	10	10
Watco, 6.50%, 6/15/27 (1)	20	21
		103
Total Industrial		3,533

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
UTILITY 0.4%
Electric 0.4%
Pacific Gas & Electric, 2.50%, 2/1/31	60	57
Vistra, VR, 8.00%, (1)(4)(5)	11	11
Vistra Operations, 4.375%, 5/1/29 (1)	17	17
		85
Total Utility		85
Total Corporate Bonds (Cost $4,421)		4,348
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.0%
Owned No Guarantee 0.0%
CITGO Petroleum, 7.00%, 6/15/25 (1)	10	10
		10
Total Foreign Government Obligations & Municipalities (Cost $10)		10
MUNICIPAL SECURITIES 1.4%
Illinois 0.6%
State of Illinois, GO, 5.10%, 6/1/33	110	129
		129
New York 0.4%
New York State Urban Dev., Series B, 2.50%, 3/15/33	85	86
		86
Puerto Rico 0.4%
Puerto Rico Commonwealth Public Improvement, Series A, GO, 4.125%, 7/1/22 (6)	85	78
		78
Total Municipal Securities (Cost $284)		293

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 15.2%
Collateralized Mortgage Obligations 11.6%
Angel Oak Mortgage Trust, Series 2021-6, Class M1, CMO, ARM, 2.772%, 9/25/66 (1)	215	213
COLT Funding, Series 2021-4, Class M1, CMO, ARM, 2.657%, 10/25/66 (1)	210	209
Connecticut Avenue Securities, Series 2021-R01, Class 1M2, CMO, ARM, SOFR30A +1.55%, 1.60%, 10/25/41 (1)	210	211
Ellington Financial Mortgage Trust, Series 2021-3, Class M1, CMO, ARM, 2.53%, 9/25/66 (1)	200	198
Flagstar Mortgage Trust, Series 2021-11IN, Class A18, CMO, ARM, 2.50%, 11/25/51 (1)	104	104
Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class M2, CMO, ARM, SOFR30A +2.10%, 2.15%, 9/25/41 (1)	200	200
GCAT, Series 2021-NQM5, Class A3, CMO, ARM, 1.571%, 7/25/66 (1)	194	192
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B1A, CMO, ARM, 3.322%, 6/25/50 (1)	189	195
JP Morgan Mortgage Trust, Series 2020-5, Class B2, CMO, ARM, 3.633%, 12/25/50 (1)	194	199
Radnor RE, Series 2021-2, Class M1A, CMO, ARM, SOFR30A +1.85%, 1.898%, 11/25/31 (1)	150	150
Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, CMO, ARM, SOFR30A +2.30%, 2.349%, 8/25/33 (1)	164	167
Structured Agency Credit Risk Debt Notes, Series 2017-HQA2, CMO, ARM, 1M USD LIBOR + 2.65%, 2.742%, 12/25/29	224	229
Vista Point Securitization Trust, Series 2020-2, Class M1, CMO, ARM, 3.401%, 4/25/65 (1)	195	198
		2,465
Commercial Mortgage-Backed Securities 3.6%
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class D, ARM, 1M USD LIBOR + 2.75%, 2.84%, 9/15/38 (1)	200	200
Commercial Mortgage Trust, Series 2019-C18, ARM, 4.079%, 12/15/52	145	152
CPS Auto Receivables Trust, Series 2015-GC27, Class AS, 3.571%, 2/10/48	110	115

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
MF1 2021-FL7, Series 2021-FL7, Class A, FRN, 1M USD LIBOR + 1.08%, 1.169%, 10/16/36 (1)	200	199
VNDO Trust, Series 2016-350P, Class D, ARM, 4.033%, 1/10/35 (1)	105	106
		772
Total Non-U.S. Government Mortgage-Backed Securities (Cost $3,256)		3,237
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 28.6%
U.S. Government Agency Obligations 19.3%
Federal National Mortgage Assn.
2.00%, 2/1/36 - 12/1/51	181	185
2.50%, 8/1/51 - 10/1/51	325	333
3.00%, 1/1/33	117	123
3.50%, 5/1/35 - 1/1/48	187	198
4.00%, 6/1/47	45	49
4.50%, 9/1/49	46	50
5.00%, 7/1/47	78	89
UMBS, TBA
2.00%, 12/15/36 - 12/15/51 (7)	1,435	1,442
2.50%, 12/15/51 (7)	695	713
3.00%, 12/15/51 (7)	470	488
4.00%, 1/15/51 (7)	305	325
4.50%, 1/15/51 (7)	85	91
		4,086
U.S. Government Obligations 9.3%
Government National Mortgage Assn.
2.50%, 10/20/51	349	359
3.00%, 3/20/50 - 7/20/51	355	368
3.50%, 10/20/47 - 2/20/48	99	105
4.00%, 3/20/50	81	85
4.50%, 10/20/47	37	40
5.00%, 8/20/47	75	83
Government National Mortgage Assn., TBA

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
2.00%, 12/20/51 (7)	305	309
2.50%, 12/20/51 (7)	50	51
3.00%, 1/21/51 (7)	445	461
3.50%, 1/21/52 (7)	116	121
		1,982
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $6,075)		6,068
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 24.4%
U.S.Treasury Obligations 24.4%
U. S. Treasury Bonds, 1.75%, 8/15/41	1,200	1,178
U. S. Treasury Bonds, 2.00%, 8/15/51	1,470	1,540
U. S. Treasury Notes, 0.125%, 8/31/23	750	745
U. S. Treasury Notes, 0.75%, 8/31/26 (8)	700	687
U. S. Treasury Notes, 0.875%, 9/30/26	1,050	1,037
		5,187
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $5,060)		5,187
SHORT-TERM INVESTMENTS 7.4%
Money Market Funds 7.4%
T. Rowe Price Government Reserve Fund, 0.06% (9)(10)	1,574	1,574
Total Short-Term Investments (Cost $1,574)		1,574
Total Investments 125.2% of Net Assets (Cost $26,608)		$26,610

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

T. ROWE PRICE TOTAL RETURN ETF

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $7,668 and represents 36.0% of net assets.
(2)	Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate,
(3)	All or a portion of this loan is unsettled as of November 30, 2021. The interest rate for unsettled loans will be determined upon settlement after period end.
(4)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(5)	Perpetual security with no stated maturity date.
(6)	Issuer is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.
(7)	To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $4,001 and represents 18.8% of net assets. See Note 4.
(8)	At November 30, 2021, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(9)	Seven-day yield
(10)	Affiliated Companies
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
EURIBOR	The Euro interbank offered rate
FRN	Floating Rate Note
GO	General Obligation
SOFR30A	30-day Average SOFR (Secured Overnight Financing Rate)
TBA	To-Be-Announced
UMBS	Uniform Mortgage-Backed Securities
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
SWAPS 0.0%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%
Total Return Swaps 0.0%
Morgan Stanley, Pay Underlying Reference: iBoxx USD Liquid High Yield Index At Maturity, Receive Variable 0.093% (3M USD LIBOR) Quarterly, 12/20/21	425	3	—	3
Total Bilateral Total Return Swaps			—	3
Total Bilateral Swaps			—	3

Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.0%
Credit Default Swaps, Protection Bought 0.0%
Protection Bought (Relevant Credit: Markit CDX.NA HY-S37, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	393	(30)	(30)	—

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
Protection Bought (Relevant Credit: Markit iTraxx Europe Crossover, CDX.NA HY-S36, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26 (EUR)	345	(38)	(38)	—
Total Centrally Cleared Credit Default Swaps, Protection Bought				—
Net payments (receipts) of variation margin to date				$32
Variation margin receivable (payable) on centrally cleared swaps				$32

T. ROWE PRICE TOTAL RETURN ETF

FUTURES CONTRACTS
($000s)

	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Long, 14 U.S. Treasury Notes five year contracts	03/22	1,692	$8
Long, 8 U.S. Treasury Notes two year contracts	03/22	1,749	1
Short, 9 U.S. Treasury Notes ten year contracts	03/22	(1,171)	(7)
Long, 1 U.S. Bond contracts	03/22	161	1
Long, 4 Ultra U.S. Treasury Notes ten year contracts	03/22	583	5
Net payments (receipts) of variation margin to date			(10)
Variation margin receivable (payable) on open futures contracts			$(2)

T. ROWE PRICE TOTAL RETURN ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended November 30, 2021. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$—#	$—	$—+

Supplementary Investment Schedule
Affiliate	Value 5/31/21	Purchase Cost	Sales Cost	Value 11/30/21
T. Rowe Price Government Reserve Fund	$—	¤	¤	$1,574^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $0 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $1,574.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

November 30, 2021 (Unaudited)
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $26,608)	$26,610
Receivable for investment securities sold	1,436
Cash	388
Interest and dividends receivable	108
Foreign currency (cost $0)	3
Unrealized gain on bilateral swaps	3
Total assets	28,548
Liabilities
Payable for investment securities purchased	7,254
Variation margin payable on centrally cleared swaps	32
Investment management and administrative fees payable	5
Variation margin payable on futures contracts	2
Other liabilities	4
Total liabilities	7,297
NET ASSETS	$21,251
Net assets consists of:
Total distributable earnings (loss)	$(1)
Paid-in capital applicable to 425,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	21,252
NET ASSETS	$21,251
NET ASSET VALUE PER SHARE	$50.00
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

(Unaudited)
    STATEMENT OF OPERATIONS

($000s)
9/28/21 Through 11/30/21
Investment Income (Loss)
Income
Interest	$80
Dividend	1
Total income	81
Investment management and administrative expense	11
Net investment income	70
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(14)
Futures	(11)
Swaps	1
Net realized loss	(24)
Change in net unrealized gain / loss
Securities	2
Futures	8
Swaps	3
Change in unrealized gain / loss	13
Net realized and unrealized gain / loss	(11)
INCREASE IN NET ASSETS FROM OPERATIONS	$59
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

(Unaudited)
    STATEMENT OF CHANGES IN NET ASSETS

($000s)
9/28/21 Through 11/30/21
Increase (Decrease) in Net Assets
Operations
Net investment income	$70
Net realized loss	(24)
Change in net unrealized gain / loss	13
Increase in net assets from operations	59
Distributions to shareholders
Net earnings	(60)
Capital share transactions*
Shares sold	21,252
Increase in net assets from capital share transactions	21,252
Net Assets
Increase during period	21,251
Beginning of period	-
End of period	$21,251
*Share information
Shares sold	425
Increase in shares outstanding	425
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

Unaudited
    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Total Return ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on September 28, 2021. The fund seeks to maximize total return through income and, secondarily, capital appreciation.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid monthly. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE TOTAL RETURN ETF

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars are provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE TOTAL RETURN ETF

NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and

T. ROWE PRICE TOTAL RETURN ETF

minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by independent pricing services or broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity;

T. ROWE PRICE TOTAL RETURN ETF

or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income[1]	$—	$24,945	$—	$24,945
Convertible Preferred Stocks	91	—	—	91
Short-Term Investments	1,574	—	—	1,574
Total Securities	1,665	24,945	—	26,610
Swaps	—	3	—	3
Futures Contracts*	15	—	—	15
Total	$1,680	$24,948	$ —	$26,628
Liabilties
Swaps*	$—	$—	$—	$—
Futures Contracts*	7	—	—	7
Total	$7	$ —	$ —	$7

[1]	Includes Asset-Backed Securities, Bank Loans, Corporate Bonds, Foreign Government Obligations & Municipalities, Municipal Securities, Non-U.S. Government Mortgage-Backed Securities, U.S. Government & Agency Mortgage-Backed Securities and U.S. Government Agency Obligations (Excluding Mortgage-Backed).
*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE TOTAL RETURN ETF

NOTE  3  –   DERIVATIVE INSTRUMENTS
During the period ended November 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

T. ROWE PRICE TOTAL RETURN ETF

($000s)	Location on Statement of Assets and Liabilities	Fair Value
Assets
Interest rate derivatives	Futures*	$15
Credit derivatives	Bilateral Swaps	3
Total		$18
Liabilities
Interest rate derivatives	Futures*	$7
Total		$7

*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended November 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s)	Location of Gain (Loss) on Statement of Operations
	Futures	Swaps	Total
Realized Gain (Loss)
Interest rate derivatives	$(11)	$—	$(11)
Credit derivatives	—	1	1
Total	$(11)	$1	$(10)
Change in Unrealized Gain (Loss)
Interest rate derivative	$8	$—	$8
Credit derivatives	—	3	3
Total	$8	$3	$11
Counterparty Risk and Collateral
The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is

T. ROWE PRICE TOTAL RETURN ETF

minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded derivatives may be closed out only on the exchange where the contracts were cleared. This ability is subject to the liquidity of

T. ROWE PRICE TOTAL RETURN ETF

underlying positions. As of November 30, 2021, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2021, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of November 30, 2021, securities valued at $135,000 had been posted by the fund for exchange-traded derivatives.
Futures Contracts
The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the period ended November 30, 2021, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 12% of net assets.
Swaps
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts

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are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the period ended November 30, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 4% of net assets.

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NOTE  4  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Collateralized Loan Obligations
The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.
Mortgage-Backed Securities
The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

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TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations
The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of November 30, 2021, no collateral was pledged by the fund or counterparties for MSFTA Transactions.
Dollar Rolls
The fund enters into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

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Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition
The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

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Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $13,198,000 and $184,000, respectively, for the period ended November 30, 2021. Purchases and sales of U.S. government securities aggregated $40,400,000 and $28,444,000, respectively, for the period ended November 30, 2021.
NOTE  5  –   FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.
At November 30, 2021, the cost of investments for federal income tax purposes was $26,541,000. Net unrealized gain aggregated $9,000 at period-end, of which $181,000 related to appreciated investments and $172,000 related to depreciated investments.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.31% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses. All costs related to organization and offering of the fund are borne by Price Associates.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund

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(collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of November 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 400,000 shares of the fund, representing 94% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

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INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
At a meeting held on July 27, 2021 (Meeting), the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the initial investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the advisory contracts for the T. Rowe Price mutual funds and ETFs, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to other T. Rowe Price mutual funds and ETFs (and the nature, quality, and extent of the services expected to be provided to the fund) by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services to be provided by the Advisor.
Costs, Benefits, Economies of Scale, Fees and Expenses
Since the fund had not yet incepted at the time of the Meeting, the Board did not review information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized, or will realize, from its relationship with the fund.
Under the Advisory Contract, the fund will pay the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and any nonrecurring, extraordinary expenses. The Advisor has generally implemented an all-inclusive management fee structure in situations where a fixed total

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)
expense ratio is useful for purposes of providing certainty of fees and expenses for investors, and has historically sought to set the initial all-inclusive fee rate at levels below the expense ratios of comparable funds to take into account the potential for future economies of scale. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price mutual funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds and ETFs (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that, based on the profitability data it reviewed and consistent with an all-inclusive management fee structure that is frequently used by ETFs, the advisory fee structure for the fund is appropriate.
In connection with its approval of the initial Advisory Contract, the Board was provided with information regarding industry trends in management fees and expenses and the Board reviewed comparisons of the fund’s proposed fee structure relative to similarly managed competitor funds and T. Rowe Price funds. On the basis of the information provided and the factors considered, the Board concluded that the fee structure was reasonable and approved the initial Advisory Contract for the fund.
Approval of the Advisory Contract
As noted, at the Meeting on July 27, 2021, the Board approved the initial Advisory Contract for the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund for the Board to approve the Advisory Contract (including the fees to be charged for services thereunder).

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202201-1905566
T. Rowe Price Investment Services, Inc.
ETF988-051 0122

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022